UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2005

Paxson Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Clearwater Park Road, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-659-4122

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2005, Paxson Communications Corporation (the "Company") completed the offering of (i) $400 million aggregate principal amount of Floating Rate First Priority Senior Secured Notes due 2012 (the "First Priority Notes") and (ii) $405 million aggregate principal amount of Floating Rate Second Priority Senior Secured Notes due 2013 (the "Second Priority Notes" and, collectively with the First Priority Notes, the "Notes"). The offering was conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The First Priority Notes were issued pursuant to an Indenture, dated as of December 30, 2005 (the "First Priority Indenture"), among the Company, as issuer, the subsidiaries of the Company named therein, as guarantors, and The Bank of New York Trust Company, NA, as trustee. The Second Priority Notes were issued pursuant to an Indenture, dated as of December 30, 2005 (the "Second Priority Indenture"), among the Company, as issuer, the subsidiaries of the Company named therein, as guarantors, and The Bank of New York Trust Company, NA, as trustee. Copies of the First Priority Indenture, including the form of First Priority Note, and the Second Priority Indenture, including the form of Second Priority Note, are filed as Exhibits 4.1 and 4.2 to this report and are incorporated herein by reference.

On December 30, 2005, the Company borrowed $325 million aggregate principal amount (the "First Priority Term Loan") under a Term Loan Agreement, dated as of December 30, 2005 (the "Term Loan Agreement"), among the Company, as borrower, the subsidiaries of the Company named therein, as guarantors, the lenders referred to therein, Citicorp North America, Inc., as Administrative Agent, Citigroup Global Markets Inc. and UBS Securities LLC, as joint lead arrangers, and Citigroup Global Markets Inc., UBS Securities LLC, Bear, Stearns & Co. Inc., Goldman Sachs Credit Partners L.P., and CIBC World Markets Corp., as joint bookrunners. A copy of the Term Loan Agreement is filed as Exhibit 4.3 to this report and is incorporated herein by reference.

On December 30, 2005, the Company entered into a Pledge and Security Agreement, dated as of December 30, 2005 (the "Security Agreement"), among the Company, each of the subsidiaries of the Company named therein, The Bank of New York Trust Company, NA, as collateral agent, as first priority trustee and as second priority trustee, and Citicorp North America Inc. as first priority administrative agent. A copy of the Security Agreement is filed as Exhibit 4.4 to this report and is incorporated herein by reference.

The First Priority Notes and the First Priority Term Loan mature in January 2012 and bear interest at three month LIBOR plus 3.25%. The Second Priority Notes mature in January 2013 and bear interest at three month LIBOR plus 6.25% or, for any interest period for which the Company elects to pay interest by increasing the principal amount of the Second Priority Notes, at three month LIBOR plus 7.25%. Interest on the Notes and the First Priority Term Loan will be reset quarterly and will be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (or the next succeeding business day), beginning April 17, 2006. For any interest period ending prior to January 15, 2010, the Company may elect to pay interest on the Second Priority Notes in cash or by increasing the principal amount of the Second Priority Notes.

All of the Company's obligations under the Notes and the First Priority Term Loan are its senior secured obligations. The Company's obligations under the First Priority Notes and the First Priority Term Loan are unconditionally guaranteed on a joint and several, senior secured basis by substantially all of the Company's subsidiaries. The Company's obligations with respect to $352.3 million aggregate principal amount of Second Priority Notes are unconditionally guaranteed on a joint and several, senior secured basis by substantially all of the Company's subsidiaries. The First Priority Notes and the First Priority Term Loan are secured on a first priority basis, and the guaranteed amount of the Second Priority Notes is secured on a second priority basis, by liens on substantially all of the assets of the Company and the subsidiary guarantors.

The Company used the proceeds of the offering of the Notes and its borrowing of the First Priority Term Loan to (i) purchase those of its outstanding Senior Secured Floating Rate Notes due 2010, 12 1/4% Senior Subordinated Discount Notes due 2009 and 10 3/4% Senior Subordinated Notes due 2008 (collectively, the "Existing Notes") that were tendered in connection with the offer to purchase and related solicitation of consents to amend each of the indentures under which the Existing Notes were issued that the Company commenced on December 1, 2005, (ii) redeem the balance of the Existing Notes that were not tendered in connection with the Company's offer to purchase, and (iii) pay fees and expenses of the transactions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 30, 2005, the Company issued and sold (i) $400 million aggregate principal amount of First Priority Notes, at 100.0% of par, pursuant to the First Priority Indenture, and (ii) $405 million aggregate principal amount of Second Priority Notes, at 98.0% of par, pursuant to the Second Priority Indenture. On the same date, the Company borrowed $325 million aggregate principal amount of the First Priority Term Loan under the Term Loan Agreement.

The First Priority Notes and the First Priority Term Loan mature in January 2012 and bear interest at three month LIBOR plus 3.25%. The Second Priority Notes mature in January 2013 and bear interest at three month LIBOR plus 6.25% or, for any interest period for which the Company elects to pay interest by increasing the principal amount of the Second Priority Notes, at three month LIBOR plus 7.25%. Interest on the Notes and the First Priority Term Loan will be reset quarterly and will be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (or the next succeeding business day), beginning April 17, 2006. For any interest period ending prior to January 15, 2010, the Company may elect to pay interest on the Second Priority Notes in cash or by increasing the principal amount of the Second Priority Notes.

All of the Company's obligations under the Notes and the First Priority Term Loan are its senior secured obligations. The Company's obligations under the First Priority Notes and the First Priority Term Loan are unconditionally guaranteed on a joint and several, senior secured basis by substantially all of the Company's subsidiaries. The Company's obligations with respect to $352.3 million aggregate principal amount of Second Priority Notes are unconditionally guaranteed on a joint and several, senior secured basis by substantially all of the Company's subsidiaries. The First Priority Notes and the First Priority Term Loan are secured on a first priority basis, and the guaranteed amount of the Second Priority Notes is secured on a second priority basis, by liens on substantially all of the assets of the Company and the subsidiary guarantors.

The Company may redeem the First Priority Notes and repay the First Priority Term Loan, in whole or, pro rata, in part, at any time on or after July 15, 2007, at a redemption price of 102.0% of the principal amount redeemed (101.0% for any redemption on or after July 15, 2008 and 100.0% for any redemption on or after July 15, 2009) plus accrued and unpaid interest to the date of redemption. Subject to the limitations contained in the First Priority Indenture and the Term Loan Agreement, the Company may redeem the Second Priority Notes, in whole or in part, at any time on or after January 15, 2008, at a redemption price of 102.0% of the principal amount redeemed (101.0% for any redemption on or after January 15, 2009 and 100.0% for any redemption on or after January 15, 2010) plus accrued and unpaid interest to the date of redemption. In addition, at any time prior to the initial redemption and repayment dates for the Notes and the First Priority Term Loan, the Company may use the net proceeds of certain equity offerings to redeem up to 35% of the principal amount of the First Priority Notes or the Second Priority Notes, or to repay up to 35% of the principal amount of the First Priority Term Loan, at a price equal to 100% of the principal amount so redeemed plus a premium of a percentage equal to the interest rate per annum in effect on the date of redemption for the obligations to be redeemed or repaid.

Upon the occurrence of events constituting a "change of control" under the First and Second Priority Indentures and the Term Loan Agreement, the holders of the Notes and the lenders of the First Priority Term Loan will have the right to require the Company to purchase all or any part of the Notes or to repay all or any part of the First Priority Term Loan at a price equal to (i) in the case of the First Priority Notes and the First Priority Term Loan prior to July 15, 2009 and in the case of the Second Priority Notes prior to January 15, 2010, 101.0% of the principal amount thereof, and (ii) after such dates, 100.0% of the principal amount thereof, plus in each case accrued and unpaid interest to the purchase date.

The Company is required under the First and Second Priority Indentures and the Term Loan Agreement to deliver annually an appraisal of the value of its owned television stations, and to deliver quarterly officers' certificates setting forth a calculation of the ratio of the appraised value of the Company's owned television stations to the aggregate outstanding principal amount of the Notes and the First Priority Term Loan (excluding any increase in the principal amount of the Second Priority Notes attributable to the Company's election to pay interest in that manner). If the ratio is less than 1.5 to 1.0, the Company will be required to offer to purchase first, the First Priority Notes and the First Priority Term Loan and second, the Second Priority Notes, at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the purchase date.

The Company is also required to use the net proceeds of any sale involving its New York, Los Angeles or Chicago full power television stations, and certain other asset sale proceeds, to make an offer to purchase first, the First Priority Notes and the First Priority Term Loan and second, the Second Priority Notes, at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the purchase date.

The Company is obligated under the First and Second Priority Indentures and the Term Loan Agreement to comply with certain covenants, which limit the ability of the Company and its subsidiaries to incur more debt, pay dividends, make certain types of investments, create additional liens on their respective assets, sell assets, enter into transactions with affiliates, and merge or transfer substantially all of their respective assets. The First and Second Priority Indentures and the Term Loan Agreement provide for customary events of default, including the failure to pay any indebtedness when due or to satisfy any judgments, in each case in an amount greater than $10 million. In the case of an event of default arising from certain events of bankruptcy or insolvency, the Notes and the First Priority Term Loan will become due and payable immediately without further action or notice. If any other event of default occurs, including a payment default, the trustee or the holders of 25% or more in outstanding principal amount of the First Priority Notes and First Priority Term Loan (acting together as a single class), with respect to the First Priority Indenture and the Term Loan Agreement, or the Second Priority Notes, with respect to the Second Priority Indenture, would be able to declare the First Priority Notes and the First Priority Term Loan, or the Second Priority Notes, respectively, to be due and payable immediately.

The foregoing descriptions of the First Priority Indenture, the Second Priority Indenture, the Term Loan Agreement and the Security Agreement are qualified in their entirety by reference to the copies of those documents that are included as exhibits to this report, and each is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

In connection with the Company's previously announced offer to purchase all of its outstanding Existing Notes, as of the expiration of the offer at 12:00 a.m. on December 30, 2005, the Company had received and accepted for payment tenders of $1.039 billion aggregate principal amount of Existing Notes, and related consents sufficient to permit it to amend the indentures governing the Existing Notes as described in the consent solicitation materials. On December 30, 2005, the Company and The Bank of New York, the trustee under the indentures, executed supplemental indentures amending each of the indentures as described in the consent solicitation materials. The supplemental indentures eliminate most of the restrictive covenants in the indentures, reduce certain redemption notice periods and make other changes. On December 30, 2005, the Company issued redemption notices with respect to the $22.6 million balance of the Existing Notes that remained outstanding after conclusion of the offer to purchase, pursuant to which those Existing Notes were called for redemption on January 1, 2006 (with respect to the Company's 10 3/4% Senior Subordinated Notes Due 2008) and January 15, 2006 (with respect to the other two series of the Existing Notes).

Item 7.01 Regulation FD Disclosure.

On January 3, 2006, the Company announced that it had completed its previously announced $1.13 billion debt refinancing, consisting of a first and second priority secured notes offering and a term loan facility. The Company has furnished the press release as Exhibit 99.1 to this report. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following items are filed as Exhibits to this report:

4.1 Indenture, dated as of December 30, 2005, among Paxson Communications Corporation, the subsidiary guarantors named therein, and The Bank of New York Trust Company, NA, as Trustee, with respect to the Company's Floating Rate First Priority Senior Secured Notes due 2012.

4.2 Indenture, dated as of December 30, 2005, among Paxson Communications Corporation, the subsidiary guarantors named therein, and The Bank of New York Trust Company, NA, as Trustee, with respect to the Company's Floating Rate Second Priority Senior Secured Notes due 2013.

4.3 Term Loan Agreement, dated December 30, 2005, among Paxson Communications Corporation, the subsidiary guarantors named therein, the Lenders named therein, Citicorp North America, Inc., as administrative agent, Citigroup Global Markets Inc. and UBS Securities LLC, as joint lead arrangers, and Citigroup Global Markets Inc., UBS Securities LLC, Bear, Stearns & Co. Inc., Goldman Sachs Credit Partners L.P., and CIBC World Markets Corp., as joint bookrunners.

4.4 Pledge and Security Agreement, dated as of December 30, 2005, among Paxson Communications Corporation, the subsidiaries of the Company named therein, The Bank of New York Trust Company, NA, as collateral agent for the Secured Parties, as First Priority Trustee and as Second Priority Trustee, and Citicorp North America, Inc., as First Priority Administrative Agent.

The following item is furnished as an Exhibit to this report:

99.1 Press Release of Paxson Communications Corporation dated January 3, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paxson Communications Corporation

January 6, 2005	By:	Adam K. Weinstein

Name: Adam K. Weinstein
Title: Senior Vice President, Secretary & Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of December 30, 2005, among Paxson Communications Corporation, the subsidiary guarantors named therein, and The Bank of New York Trust Company, NA, as Trustee, with respect to the Company's Floating Rate First Priority Senior Secured Notes due 2012.
4.2	Indenture, dated as of December 30, 2005, among Paxson Communications Corporation, the subsidiary guarantors named therein, and The Bank of New York Trust Company, NA, as Trustee, with respect to the Company's Floating Rate Second Priority Senior Secured Notes due 2013.
4.3	Term Loan Agreement, dated December 30, 2005, among Paxson Communications Corporation, the subsidiary guarantors named therein, the Lenders named therein, Citicorp North America, Inc., as administrative agent, Citigroup Global Markets Inc. and UBS Securities LLC, as joint lead arrangers, and Citigroup Global Markets Inc., UBS Securities LLC, Bear, Stearns & Co. Inc., Goldman Sachs Credit Partners L.P., and CIBC World Markets Corp., as joint bookrunners.
4.4	Pledge and Security Agreement, dated as of December 30, 2005, among Paxson Communications Corporation, the subsidiaries of the Company named therein, The Bank of New York Trust Company, NA, as collateral agent for the Secured Parties, as First Priority Trustee and as Second Priority Trustee, and Citicorp North America, Inc., as First Priority Administrative Agent.
99.1	Press Release of Paxson Communications Corporation dated January 3, 2006.